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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) August 15, 2002


                         ANDREA ELECTRONICS CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


       New York                       1-4324                 11-0482020
       --------                       ------                 ----------
(State or other Jurisdiction of    (Commission            (IRS Employer
incorporation or organization)     File Number)           Identification No.)


                 45 Melville Park Road, Melville, New York 11747
                 -----------------------------------------------
                    (Address of principal executive offices)


                                 (631) 719-1800
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)






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ITEMS 1, 2, 3, 5, 6, 7, 8 AND 9.    NOT APPLICABLE

ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
             ---------------------------------------------

      (b) On August 15, 2002, the Registrant's Board of Directors, at the recommendation of its Audit Committee, engaged Marcum & Kliegman LLP as the Registrant's independent accountants. During the years ended December 31, 2001 and 2000 and through the date of the Board's decision, the Registrant did not consult Marcum & Kliegman LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2002          ANDREA ELECTRONICS CORPORATION



                                By: /s/ Richard A. Maue
                                    --------------------------------------------
                                Name:  Richard A. Maue
                                Title: Executive Vice President, Chief Financial
                                       Officer and Corporate Secretary